SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          DEAN WITTER NATIONAL MUNICIPAL TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                              _                                     _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                    ERV           |
                    T  =     |    \  |      -------------      |  - 1
                             |     \ |            P            |
                             |      \|                        |
                             |_                              _|

                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000          ERV AS OF              NUMBER OF               AVERAGE ANNUAL
INVESTED - P      30-Sep-95              YEARS - n               COMPOUND RETURN - T
------------     -----------             -----------             --------------------
30-Sep-94        $1,075.40                    1.00                       7.54%
02-Jun-94        $1,080.20                    1.33                       5.99%


(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                              _                                     _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                    EVb           |
                    tb =     |    \  |      -------------      |  - 1
                             |     \ |            P            |
                             |      \|                        |
                             |_                              _|


           tb = AVERAGE ANNUAL COMPOUND RETURN
                (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
            n = NUMBER OF YEARS
          EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                ASSUMED BY FUND MANAGER)
            P = INITIAL INVESTMENT

                                                                 (B)
  $1,000          EVb AS OF              NUMBER OF               AVERAGE ANNUAL
INVESTED - P      30-Sep-95              YEARS - n               COMPOUND RETURN - t
------------     -----------             -----------             --------------------
30-Sep-94          $1,067.20                1.00                          6.72%
02-Jun-94          $1,062.90                1.33                          4.70%


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)
(D) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                              _                                     _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                    EV            |
                    t  =     |    \  |      -------------      |  - 1
                             |     \ |            P            |
                             |      \|                        |
                             |_                              _|

                                 EV
                   TR  =     ----------    - 1
                                  P


            t = AVERAGE ANNUAL COMPOUND RETURN
                (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
           EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                       (C)                                   (D)



 $1,000             EV AS OF           TOTAL                NUMBER OF        AVERAGE ANNUAL
INVESTED - P        34972              RETURN - TR          YEARS - n        COMPOUND RETURN - t
------------       -----------         -----------          -----------      -------------------
30-Sep-94            $1,105.40           10.54%                1.00              10.54%
02-Jun-94            $1,100.20           10.02%                1.33               7.46%

(D)       GROWTH OF $10,000
(E)       GROWTH OF $50,000
(F)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL            (D)   GROWTH OF        (E)   GROWTH OF       (F)   GROWTH OF
INVESTED - P     RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT-G  $100,000 INVESTMENT - G
-----------      -----------     ----------------------  --------------------- -----------------------
02-Jun-94          10.02              $11,002               $55,010                $110,020